UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): July 24, 2023
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2023, in connection with the Company’s recently announced CEO transition plan, the Compensation Committee of the Board of Directors (the “Committee”) of LivePerson, Inc. (the “Company”) approved a retention program for certain key employees and members of the Company’s leadership team (the “Retention Program”), in the interest of supporting continuity as part of a smooth and orderly transition. Pursuant to the Retention Program, executive officers John Collins and Monica Greenberg (each, an “Executive Officer”) are among the participants, and are entitled to receive cash retention bonuses up to an amount equal to their annual base salary ($525,000 and $450,000, respectively), conditioned on their continued employment on the relevant payment dates (the “Retention Bonuses”) or earlier termination as summarized below. The Retention Bonuses are payable in two equal installments on January 12, 2024 and July 12, 2024. If the Executive Officer is terminated without cause or if the Executive Officer resigns for good reason prior to July 12, 2024, any remaining unpaid portion of their Retention Bonus will be accelerated and paid at the time of termination.

In addition, pursuant to the Retention Program, if the Executive Officer is terminated without cause or resigns for good reason prior to July 12, 2024, notwithstanding anything to the contrary set forth in their applicable award agreements or employment agreements, the Executive Officer will receive (i) the severance benefits they are entitled to under their employment agreements on a termination without cause, and (ii) any stock options or time-vesting restricted stock units held by the Executive Officer on the date of termination that would have vested in the 12 month period following termination had the Executive Officer remained employed will immediately vest on the date of termination.

The terms of the Retention Program will be set forth in a letter agreement between the Company and each Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date:	July 28, 2023	By:	/s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President, Policy and General Counsel